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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported)   June 21, 1999
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                         CENTURY BUSINESS SERVICES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                              22-2769024
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(State of other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


                                     0-25890
                                     -------
                            (Commission File Number)


                   6480 Rockside Woods Blvd., South, Suite 330
                              Cleveland, Ohio 44131
                    (Address of principal executive offices)
                                   (Zip Code)
         Registrant's telephone number, including area code (216) 447-9000.
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Item 5.  Other Events

On June 21, 1999, Century Business Services, Inc. (the "Company") announced the agreement to a term sheet (subject to definitive agreement) with Banc of America Securities, LLC to arrange an increase in its revolving credit facility from $100 million to $200 million, with an option for an additional $50 million. Also, the Company announced that it filed an S-4 registration statement with the Securities and Exchange Commission for 15 million new shares of its common stock for suitable acquisitions. A copy of the press release is attached as Exhibit 99.5.

Item 7.  Exhibits

The following documents are filed as part of this report.

c)       Exhibits

         99.5     Press Release issued by the Company on June 21, 1999



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CENTURY BUSINESS SERVICES, INC.


Date:    June 22, 1999              /s/ Charles D. Hamm, Jr.
                                    ----------------------------
                                    Charles D. Hamm, Jr.
                                    Chief Financial Officer